UMB SCOUT FUNDS


WORLDWIDE FUND
(UMBWX)
WORLDWIDE SELECT FUND

ANNUAL REPORT
JUNE 30, 1999

No-load mutual funds that seek favorable total returns by investing in established companies either located outside the U.S. or whose principal business is carried on outside the country.



TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach your financial goals.

Sincerely,

/S/William B. Greiner, CFA
William B. Greiner, CFA
Executive Vice President / Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.





TO THE SHAREHOLDERS

The UMB Scout WorldWide Fund closed the quarter ended June 30, 1999, at $20.38 per share and had a total return (price change and reinvested distributions) of 7.39% for the quarter and 10.90% for the fiscal year.

The UMB Scout WorldWide Select Fund closed the quarter at $10.20 per share and had a total return of 4.72% for the month of June and 2.00% since inception on May 17, 1999.

The Funds invest in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. They are designed for long-term investors who are able to accept the risks of international investing.

International markets absorbed a variety of major events during the past year. Many investors have been surprised by the recent recovery of the depressed economies in Southeast Asia, where the international economic problems began. Southeast Asia is a large consumer of paper and chemical products, particularly those used in making synthetic fibers for garments. As these economies have increased their demand for such commodities, prices have turned higher and the outlook for basic industry stocks has improved.

Financial markets worldwide, and especially the economies in Eastern Europe, felt the shock waves from a collapse last year of the Russian financial markets. The loss of the Russian market for goods was especially damaging in Eastern Europe and Germany, and also was an economic damper on the rest of Western Europe. The fears created by this event caused a flight to safety among many investors to U.S. Treasury bonds.

The sharp movement in U. S. Treasury prices created problems for interest rate markets and especially for large "hedge fund" operations that had used U.S. Treasuries to hedge their interest rate exposure. In October, the Federal Reserve lowered U.S. interest rates and added substantial liquidity to the economic system, pushing stock and bond markets higher. The U.S. economic surge that followed eventually caused some concern about a return of inflation. The Federal Reserve recently has raised interest rates slightly and indicated it is watching inflation indicators closely.

The strength in the U.S. economy has not yet been matched elsewhere in the world. Europe is growing modestly, Latin America is in recession, Southeast Asia is improving but still down from its peak of several years ago, and Japan is beginning to show signs of strength with its Asian neighbors and as it improves its banking system. But worldwide excess capacity in most areas means there is pricing pressure in almost every industry. Earnings growth therefore has come from consolidations and cost cutting, not pricing flexibility, and will be a factor to watch in coming months.

The WorldWide Fund bought no new stocks during the past quarter. The major portfolio change was an increase in holdings in Japan. Some of the increase was from appreciation and some was from additional purchases of Canon, Fuji, Hitachi, Kao and Sony. The WorldWide Fund also added to holdings in Elan and Fresenius, and increased holdings in Australia to 5.3% of the portfolio from 1.54% on March 31. This was the result of purchases of Amcor and Coca-Cola Amatil. Amatil also has operations in Korea, the Philippines and Indonesia. At the end of the quarter, YPF, an Argentine oil company, was purchased by Repsol, a Spanish oil company in which we also owned stock. This eliminated YPF, our only Argentine holding, from the portfolio.

For the six months ended June 30, 1999, shareholders of the UMB Scout WorldWide Fund received an ordinary income dividend of $.12 per share and no long-term capital gain. For corporate shareholders, .0013% of ordinary income distributions qualify for the corporate dividends received deduction.

The introduction of the UMB Scout WorldWide Select Fund in May 1999 offers a new option for investors seeking international diversification. While it mirrors the investment objective of the WorldWide Fund, the WorldWide Select Fund normally will maintain a smaller cash reserve than its parent fund, investing at least 90% of assets in the chosen securities. The new Fund still will benefit from the long-term management style that is the key to the UMB Scout Funds' investment philosophy.

We appreciate your interest and participation in the UMB Scout WorldWide Fund or UMB Scout WorldWide Select Fund, and we welcome your questions and comments.

Sincerely,
/S/James L. Moffett
James L. Moffett

UMB Investment Advisors





CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Fund as of June 30, 1999


CHART -  COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Fund as of June 30, 1999

                         1 1/2 Years    3 1/2 Years    Inception

UMB Scout WorldWide
   Fund                     19.30%         18.76%        15.44%
Lipper Global Fund Index*   16.19%         15.53%          N.A.
MSCI EAFE Index-
   U.S. Dollars*            16.20%          9.14%          N.A.

Inception - September 14, 1993.

UMB Scout WorldWide Fund's average annual compound returns for 1- and 5-year periods ended June 30, 1999, are 10.90% and 16.74%, respectively.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART -

HISTORICAL PER SHARE RECORD

UMB Scout WorldWide Fund

                            Income &                    Cumulative**
                   Net     Short-Term    Long-Term       Value Per
                  Asset       Gains        Gains          Share Plus
                  Value    Distribution  Distribution   Distributions

12/31/93         $10.68      $ 0.03       $    -           $10.71
12/31/94          10.84        0.24            -            11.11
12/31/95          12.08        0.30         0.04            12.69
12/31/96          13.94        0.24         0.10            14.89
12/31/97          16.02        0.31         0.16            17.44
12/31/98          18.56        0.31         0.02            20.31
06/30/99*         20.38        0.12            -            22.25

* Six-month only. Distributions typically occur in June and December.

** Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.



CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout WorldWide Select Fund as of June 30, 1999



CHART - COMPARATIVE RATES OF RETURN
UMB Scout WorldWide Select Fund as of June 30, 1999

                                     Month     Inception

UMB Scout WorldWide Select Fund      4.72%       2.00%
Lipper Global Fund Index*            5.04%        N.A.
MSCI EAFE Index-U.S. Dollars*        3.90%        N.A.

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost. Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).



CHART - top ten equity holdings
UMB Scout WorldWide Fund
                                        Market         Percent
                                     Value (000's)     of Total
Nokia, CP ADS, Pfd.                   $  4,432          2.45%
Aracruz Celulose SA                      3,872          2.14%
Sony Corp.                               3,742          2.07%
Carlton Communications PLC               3,516          1.95%
SAP A.G.                                 3,464          1.92%
Telecomunicacoes Brasileiras             3,422          1.89%
Takeda Chemical Inds.                    3,244          1.80%
Hitachi, Ltd.                            3,164          1.75%
Canon Inc.                               3,154          1.75%
Siemens A.G.                             3,147          1.74%
Top Ten Equity Holdings Total:        $ 35,157*        19.46%

As of June 30, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.



CHART - TOP TEN EQUITY HOLDINGS

UMB Scout WorldWide Select Fund

                                       Market      Percent
                                   Value (000's)   of Total

Nokia, CP ADS, Pfd.                     $160        5.60%
Agribrands International, Inc.            75        2.63%
Aracruz Celulose SA                       73        2.54%
Fuji Photo Film Ltd.                      72        2.52%
Luxottica Group S.p.A.                    67        2.34%
Magna International Cl. A                 66        2.32%
Novo-Nordisk A.S.                         64        2.24%
Alcatel Alsthom                           62        2.18%
Siemens A.G.                              60        2.09%
BCE Inc.                                  59        2.07%
Top Ten Equity Holdings Total:          $758*      26.53%

As of June 30, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.




CHART - COUNTRY DIVERSIFICATION
UMB Scout WorldWide Fund

Based on total investments as of June 30, 1999. Subject to change.



CHART - COUNTRY DIVERSIFICATION
UMB Scout WorldWide Select Fund

Based on total investments as of June 30, 1999.  Subject to change.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS
                                                                       MARKET
  SHARES         COMPANY                                                VALUE

WORLDWIDE PORTFOLIO
COMMON STOCKS (ADR's) - 84.58%

AUSTRALIA - 3.67%
   116,000  Amcor Ltd.                                          $   2,610,000
    56,580  Broken Hill Proprietary Co. Ltd.                        1,340,239
   220,000  Coca-Cola Amatil Ltd.                                   1,773,398
    19,380  Coles Myer Ltd.                                           910,860
                                                                    6,634,497
AUSTRIA - 1.09%
    22,000  OMV A.G.*1                                              1,962,337

BELGIUM - 0.99%
    27,000  Solvay NPV1                                             1,791,832

BRAZIL - 4.04%
   176,000  Aracruz Celulose SA                                     3,872,000
    37,940  Telecomunicacoes Brasileiras                            3,421,714
                                                                    7,293,714
CANADA - 5.68%
    60,000  BCE Inc.                                                2,958,750
    93,700  Canadian Pacific Ltd.                                   2,231,231
   105,000  Imperial Oil Ltd.                                       1,988,438
    49,200  Magna International Cl. A                               2,792,100
    50,000  Prudential Steel Ltd.1                                    290,531
                                                                   10,261,050
CHILE - 1.40%
    52,500  Embotelladora Andina SA De Chile                        1,050,000
    41,784  Sociedad Quimica Minera De Chile                        1,478,109
                                                                    2,528,109
DENMARK - 1.71%
    57,800  Novo-Nordisk A.S.                                       3,092,300

FINLAND - 2.45%
    48,400  Nokia, CP ADS, Pfd.                                     4,431,625

FRANCE - 5.53%
    89,558  Alcatel Alsthom                                         2,541,208
    12,770  Carrefour Supermarche, SA1                              1,876,682
    61,800  Rhone-Poulenc SA                                        2,850,525
    12,200  Schlumberger Ltd.                                         776,988
    30,035  Total SA*                                               1,935,380
                                                                    9,980,783
GERMANY - 7.87%
    19,166  Daimler Benz A. G.                                  $   1,703,378
    49,700   Dresdner Bank A.G.                                     1,932,276
    75,000  Fresenius Medical Care ADR                              1,487,134
    36,400  Henkel KGAA, Pfd.1                                      2,485,103
    10,240  SAP A.G.1                                               3,463,848
    40,800  Siemens A.G.                                            3,147,267
                                                                   14,219,006
HONG KONG - 1.00%
   370,000  CLP Holdings Ltd.                                       1,797,867

HUNGARY - 1.42%
    93,300  Magyar Tavkozlest Rt.                                   2,565,750

IRELAND - 1.60%
   104,000  Elan Corp. PLC*                                         2,886,000

ITALY - 5.27%
    60,560  Benetton Group S.p.A.                                   2,395,905
   166,000  Luxottica Group S.p.A.                                  2,583,375
 1,861,000  Parmalat Finanziaria S.p.A.1                            2,437,447
    20,000  Telecom Italia S.p.A.                                   2,103,750
                                                                    9,520,477
JAPAN - 12.54%
   108,300  Canon Inc.                                              3,154,238
    80,000  Fuji Photo Film Ltd.                                    3,040,000
    33,500  Hitachi, Ltd.                                           3,163,656
    22,400  Ito Yokado, Ltd.                                        1,520,400
   110,000  Kao Corp.1                                              3,089,888
    33,900  Sony Corp.                                              3,741,712
    70,000  Takeda Chemical Inds.1                                  3,244,382
    26,500  Toyota Motor Corp.                                      1,696,000
                                                                   22,650,276
NETHERLANDS - 2.65%
    24,294  Aegon N.V.                                              1,797,756
    30,400  Akzo N.V.                                               1,288,200
    49,108  Koninklijke Ahold N.V.                                  1,700,364
                                                                    4,786,320
NEW ZEALAND - 0.87%
    45,000  Telecom Corp.                                           1,572,188

NORWAY - 1.24%
    58,555  Norsk Hydro A.S.                                        2,239,729

PORTUGAL - 0.84%
    36,700  Portugal Telecom S.A.                                   1,511,581

SPAIN - 2.36%
   105,000  Repsol S.A.                                         $   2,132,813
    14,423  Telefonica De Espana S. A.*                             2,121,954
                                                                    4,254,767
SWEDEN - 3.83%
    47,200  Aktiebolaget Electrolux                                 1,982,400
    52,000  Ericsson (L.M.) Telephone Co. Cl. B                     1,712,750
   123,500  Svenska Cellulosa Aktiebol1                             3,228,043
                                                                    6,923,193
SWITZERLAND - 2.01%
     4,280  ABB A.G.                                                  633,222
    16,650  Nestle S.A.                                             1,499,967
    20,613  Novartis A. G.                                          1,504,946
                                                                    3,638,135
UNITED KINGDOM - 12.28%
   150,528  Bass Public Ltd. Co.                                    2,248,512
    22,000  BP Amoco PLC                                            2,387,000
    80,938  Cadbury Schweppes Ltd. PLC                              2,154,974
    82,000  Carlton Communications  PLC                             3,515,750
    40,000  Coca Cola Beverages PLC*1                                  85,120
    30,979  Diageo PLC                                              1,332,097
    40,000  Imperial Chemical Industries PLC                        1,590,000
    24,973  Reuters Holdings PLC                                    2,024,374
    62,425  Royal Bank of Scotland PLC1                             1,271,334
    32,000  SmithKline Beecham PLC                                  2,114,000
    40,178  Unilever PLC                                            1,496,631
    10,000  Vodafone Group                                          1,970,000
                                                                   22,189,792
UNITED STATES - 2.24%
    75,000  Agribrands International Inc.*                          2,967,188
    16,000  Sprint Corp.                                              845,000
     4,000  Sprint PCS*                                               228,500
                                                                    4,040,688

TOTAL COMMON STOCKS (ADR's) (Cost $118,019,681)  - 84.58%         152,772,016


   FACE                                                                MARKET
  AMOUNT    DESCRIPTION                                                 VALUE

SHORT-TERM CORPORATE NOTES - 13.80%
$  1,500,000  Abbott Laboratories,
                4.80%, due July 8, 1999                          $  1,498,400
   1,500,000  Ameritech Capital Fund Corp.,
                5.10%, due August 9, 1999                           1,491,500
   1,500,000  Archer Daniels Midland Co.,
                4.82%, due July 8, 1999                             1,498,393
   1,500,000  Becton Dickenson & Co.,
                5.15%, due August 13, 1999                          1,490,558
   2,000,000  Bellsouth Telecommunications, Inc.,
                4.83%, due July 16, 1999                            1,995,707
   1,500,000  Chevron USA, Inc.,
                5.01%, due July 28, 1999                            1,494,155
   1,500,000  Coca-Cola Co.,
                4.79%, due July 9, 1999                             1,498,204
   1,500,000  Deere & Co.,
                4.77%, due July 6, 1999                             1,498,808
   2,000,000  duPont (E.I.) deNemours & Co.,
                4.85%, due August 6, 1999                           1,990,031
   1,500,000  Gannett Co., Inc.,
                4.78%, due July 27, 1999                            1,494,622
   2,000,000  General Re Corp.,
                5.12%, due July 28, 1999                            1,992,036
   1,500,000  Johnson & Johnson Co.,
                4.85%, due August 6, 1999                           1,492,523
   1,500,000  Lucent Technologies, Inc.,
                4.95%, due August 2, 1999                           1,493,194
   1,000,000  Proctor & Gamble Co.,
                4.90%, due July 2, 1999                               999,728
   1,500,000  Progress Capital Holdings, Corp.,
                4.90%, due July 2, 1999                             1,499,591
   1,500,000  Sara Lee Corp.,
                4.80%, due July 1, 1999                             1,499,800

TOTAL SHORT-TERM CORPORATE NOTES (Cost $24,927,250) - 13.80%       24,927,250

GOVERNMENT SPONSORED ENTERPRISES - 1.92%
   1,000,000 Federal Home Loan Mortgage Corp.,
               4.76%, due July 8, 1999                                998,942
   1,500,000 Federal Home Loan Mortgage Corp.,
               5.03%, due October 21,1999                           1,476,317
   1,000,000 Federal National Mortgage Association,
               4.70%, due August 9,1999                               994,778

TOTAL GOVERNMENT SPONSORED ENTERPRISES (Cost $3,470,037) - 1.92%    3,470,037

REPURCHASE AGREEMENT (Cost $5,175,000) - 2.86%
  5,175,000 Northern Trust Co.,
                4.79%, due July 1, 1999
            (Collateralized by U.S. Treasury Notes,
                7.125%, due September 30, 1999)                     5,175,000

TOTAL INVESTMENTS (Cost $151,591,968) - 103.16%                   186,344,303

Other assets less liabilities - (3.16%)                            (5,698,647)

TOTAL NET ASSETS - 100.00%
     (equivalent to $20.38 per share;
     10,000,000 shares of $1.00 parue
     capital shares authorized;
     8,862,178 shares outstanding)                                180,645,656



For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $151,591,968. Net unrealized appreciation for federal income tax purposes was $34,752,335, which is comprised of unrealized appreciation of $38,325,226 and unrealized depreciation of $3,572,891.

*Non-income producing security
ADR - American Depository Receipt
1 Non ADR

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS
                                                                     MARKET
  SHARES    COMPANY                                                   VALUE

WORLDWIDE SELECT PORTFOLIO
COMMON STOCKS (ADR's) - 91.59%

AUSTRALIA - 3.76%
     2,600  Amcor Ltd.*                                         $    58,500
     1,200  Broken Hill Proprietary Co. Ltd.*                        28,425
     1,400  Coca-Cola Amatil Ltd.*                                   11,285
       200  Coles Myer Ltd.*                                          9,400
                                                                    107,610
AUSTRIA - 0.31%
       100  OMV A.G.*1                                                8,920

BELGIUM - 0.46%
       200  Solvay NPV1                                              13,273

BRAZIL - 4.55%
     3,300  Aracruz Celulose SA*                                     72,600
       640  Telecomunicacoes Brasileiras                             57,720
                                                                    130,320
CANADA - 8.18%
     1,200  BCE Inc.                                                 59,175
     2,200  Canadian Pacific Ltd.                                    52,388
     2,600  Imperial Oil Ltd.*                                       49,237
     1,170  Magna International Cl. A                                66,397
     1,200  Prudential Steel Ltd.1                                    6,973
                                                                    234,170
CHILE - 1.95%
     1,200  Embotelladora Andina SA De Chile*                        24,000
       900  Sociedad Quimica Minera De Chile*                        31,838
                                                                     55,838
DENMARK - 2.24%
     1,200  Novo-Nordisk A.S.*                                       64,200

FINLAND - 5.60%
     1,750  Nokia, CP ADS, Pfd.*                                    160,234
FRANCE - 6.39%
     2,200  Alcatel Alsthom                                          62,425
       180  Carrefour Supermarche, SA*1                              26,453
     1,200  Rhone-Poulenc SA*                                        55,350
       600  Total SA*                                                38,663
                                                                    182,891
GERMANY - 9.38%
       600  Daimler Benz A.G.*                                       53,325
       900  Dresdner Bank A.G.*                                      34,991
     1,600  Fresenius Medical Care ADR*                              32,100
       500  Henkel KGAA, Pfd.*1                                      34,136
       150  SAP A.G. ORD*1                                           50,740
       100  SAP A.G. ADR*                                             3,462
       775  Siemens A.G.*                                            59,783
                                                                    268,537
HUNGARY - 1.44%
     1,500  Magyar Tavkozlest Rt.*                                   41,250

IRELAND - 1.99%
     2,050  Elan Corp. PLC*                                          56,888

ITALY - 5.28%
     1,200  Benetton Group S.p.A.                                    47,475
     4,300  Luxottica Group S.p.A.*                                  66,919
    12,000  Parmalat Finanziaria S.p.A.1                             15,717
       200  Telecom Italia S.p.A.*                                   21,037
                                                                    151,148
JAPAN - 9.32%
     1,900  Canon Inc.                                               55,338
     1,900  Fuji Photo Film Ltd.*                                    72,200
       300  Hitachi, Ltd.*                                           28,331
       200  Ito Yokado, Ltd.*                                        13,575
       200  Kao Corp.*1                                               5,618
       440  Sony Corp.*                                              48,565
       100  Takeda Chemical Inds.*1                                   4,635
       600  Toyota Motor Corp.*                                      38,400
                                                                    266,662
NETHERLANDS - 2.88%
       350  Aegon N.V.*                                              25,900
       600  Akzo N.V.*                                               25,425
       900  Koninklijke Ahold N.V.*                                  31,163
                                                                     82,488
NEW ZEALAND - 1.10%
       900  Telecom Corp.                                            31,444

NORWAY - 1.60%
     1,200  Norsk Hydro A.S.*                                        45,900

PORTUGAL - 0.86%
       600  Portugal Telecom S.A.*                                   24,712

SPAIN - 2.87%
     2,600  Repsol S.A.                                              52,812
       200  Telefonica De Espana S.A.*                               29,425
                                                                     82,237
SWEDEN - 4.75%
       900  Aktiebolaget Electrolux*                                 37,800
     1,200  Ericsson (L.M.) Telephone Co. Cl. B*                     39,525
     2,200  Svenska Cellulosa Aktiebol*1                             58,607
                                                                    135,932
SWITZERLAND - 0.83%
       100  Nestle S.A.                                               9,009
       200  Novartis A.G.*                                           14,600
                                                                     23,609
UNITED KINGDOM - 13.22%
     3,650  Bass Public Ltd. Co.                                     54,523
       200  BP Amoco PLC*                                            21,700
     1,600  Cadbury Schweppes Ltd. PLC*                              42,600
     1,300  Carlton Communications  PLC*                             55,737
       600  Diageo PLC*                                              25,800
       800  Imperial Chemical Industries PLC*                        31,800
       600  Reuters Holdings PLC*                                    48,638
     1,000  Royal Bank of Scotland PLC*1                             20,365
       600  SmithKline Beecham PLC*                                  39,637
       900  Unilever PLC*                                            33,525
        20  Vodafone Group                                            3,940
                                                                    378,265
UNITED STATES - 2.63%
     1,900  Agribrands International, Inc.*                          75,169

TOTAL COMMON STOCKS (ADR's) (Cost $2,536,903) - 91.59%            2,621,697



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS

  FACE                                                               MARKET
  AMOUNT      DESCRIPTION                                             VALUE

REPURCHASE AGREEMENT (Cost $350,000) - 12.23%
   350,000  Northern Trust Co., 4.79%, due July 1, 1999
            (Collateralized by U.S. Treasury Notes,
            7.125%, due September 30, 1999)                         350,000

TOTAL INVESTMENTS (Cost $2,886,903) - 103.82%                     2,971,697

Other assets less liabilities - (3.82%)                            (109,897)

TOTAL NET ASSETS - 100.00%
  (equivalent to $10.20 per share; 10,000,000 shares of
   $1.00 par value capital shares authorized;
   280,610 shares outstanding)                                    2,861,800



For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $2,886,903. Net unrealized appreciation for federal income tax purposes was $84,794, which is comprised of unrealized appreciation of $121,174 and unrealized depreciation of $36,380.

*Non-income producing security
ADR - American Depository Receipt
1Non ADR

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENTS OF ASSETS AND LIABILITIES


                                                                   WORLDWIDE
                                                  WORLDWIDE         SELECT

ASSETS:
  Investment securities, at market value
    (identified cost $151,591,968 and
     $2,886,903, respectively)                 $ 186,344,303   $  2,971,697

      Cash                                           867,012         26,434
      Dividends receivable                                -           2,214
      Interest receivable                            218,369            -
      Receivable for capital shares sold             195,606            -

        Total assets                             187,625,290      3,000,345

LIABILITIES:
  Payments for investments purchased               6,979,634        138,545

        Total liabilities                          6,979,634        138,545

NET ASSETS                                     $ 180,645,656      2,861,800

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)    143,724,513    $ 2,771,494
    Accumulated undistributed income:
      Net investment income                          456,766          3,315
      Net realized gain on investment
        transactions                               1,712,042         2,197
  Net unrealized appreciation on investments
      and translation of assets and
        liabilities in foreign currencies         34,752,335        84,794

NET ASSETS APPLICABLE TO OUTSTANDING SHARES    $ 180,645,656     2,861,800

Capital shares, $1.00 par value
  Authorized                                      10,000,000    10,000,000

  Outstanding                                      8,862,178       280,610

NET ASSET VALUE PER SHARE                      $       20.38         10.20

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1999,
AND THE PERIOD MAY 17, 1999 (INCEPTION) TO JUNE 30, 1999

STATEMENTS OF OPERATIONS
                                                                WORLDWIDE
                                                  WORLDWIDE      SELECT

INVESTMENT INCOME:
  Income:
    Dividends                                  $   1,734,416   $     2,786
    Interest                                       1,332,664         2,033
                                                   3,067,080         4,819
  Expenses:
    Management fees                                  991,992         1,504
    Government fees                                   42,646            -
                                                   1,034,638         1,504
      Net investment income                        2,032,442         3,315


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY:
  Net realized gain from investment and foreign
    Currency transaction                           1,704,444         2,197
  Increase in net unrealized appreciation
    on investments and translation of assets
    and liabilities in foreign currencies         12,313,756        84,794

      Net realized and unrealized gain on
      investments and foreign                     14,018,200        86,991

      Net increase in net assets resulting     $  16,050,642    $   90,306
      from operations

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                     WORLDWIDE
                                                                                       SELECT
                                                                                  FOR THE PERIOD
                                                  WORLDWIDE       WORLDWIDE         MAY 17, 1999
                                                  YEAR ENDED      YEAR ENDED        (INCEPTION) T0
                                                JUNE 30, 1999   JUNE 30, 1998      JUNE 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                       $  2,032,442     $  1,258,411       $    3,315
     Net realized gain from investment
       and foreign currency transaction             1,704,444          243,483            2,197
     Increase in net unrealized appreciation
       on investments and translation of assets
       and liabilities in foreign currencies       12,313,756        9,912,299           84,794

     Net increase in net assets resulting
       from operations                             16,050,642       11,414,193           90,306
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
     Net investment income                         (1,687,760)      (1,296,555)               -
     Net realized gain from
       investment transactions                        (91,395)        (776,136)               -
       Decrease in net assets from distributions   (1,779,155)      (2,072,691)               -

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from 7,511,796, 2,490,461
      and 280,610 shares sold, respectively      141,947,545        43,567,740       2,771,494
     Net asset value of 62,507 and 88,697 shares
       issued for reinvestment of distributions    1,233,449         1,479,088              -
                                                 143,180,994        45,046,828       2,771,494
     Cost of 3,181,304 and 1,094,617
       shares redeemed                           (60,041,596)      (18,914,648)             -
       Net increase in net assets from capital
         share transactions                       83,139,398        26,132,180       2,771,494

       Net increase in net assets                 97,410,885        35,473,682       2,861,800
NET ASSETS:
     Beginning of period                          83,234,771        47,761,089              -
     End of year (including undistributed net
       investment income of $456,766, $119,681
       and $3,315 respectively)
                                                 180,645,656      $ 83,234,771     $ 2,861,800

*Distributions to shareholders:
     Income dividends per share                  $      0.23       $      0.32      $       -
     Capital gains distribution per share        $      0.02       $      0.22      $       -

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. Its shares are currently issued in two series (WorldWide and WorldWide Select) with each series, in effect, representing a separate fund. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Foreign Currency - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities
- at the closing rate of exchange on June 30, 1999.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or at the average rate if significant rate fluctuations have not occurred).

c. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.


Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999 (excluding repurchase agreements and short-term securities), were as follows:

                             Other than
                           U.S. Government     U.S. Government
WorldWide Fund               Securities          Securities
Purchases                $    79,516,060     $             -
Proceeds from sales            7,477,942                   -

WorldWide Select Fund
Purchases                 $    2,610,648      $            -
Proceeds from sales               75,971                   -


3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.




FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                                                                               WORLDWIDE
                                           WORLDWIDE WORLDWIDE WORLDWIDE WORLDWIDE WORLDWIDE     SELECT
                                             1999       1998      1997      1996      1995       1999*
Net asset value, beginning of period     $  18.62   $  16.00  $  12.90  $  12.08  $  10.84     $  10.00

  Income from investment operations:
    Net investment income                    0.26       0.29      0.26      0.14      0.22         0.01
    Net realized and unrealized gains
      on securities                          1.75       2.87      3.12      0.86      1.36         0.19
    Total from investment operations         2.01       3.16      3.38      1.00      1.58         0.20

    Distributions from:
      Net investment income                 (0.23)     (0.32)    (0.21)    (0.14)    (0.22)          -
      Net realized gain on
        investment transactions             (0.02)     (0.22)    (0.07)    (0.04)    (0.12)          -
    Total distributions                     (0.25)     (0.54)    (0.28)    (0.18)    (0.34)          -

    Net asset value, end of period       $  20.38   $  18.62  $  16.00  $  12.90  $  12.08     $  10.20

    Total return                              11%        20%       26%       17%       15%          16%

Ratios/Supplemental Data
Net assets, end of year (in millions)    $    181   $     83  $     48  $     31  $     24     $      3
Ratio of expenses to average net assets     0.86%      0.87%     0.86%     0.85%     0.85%        0.85%
Ratio of net investment income
  to average net assets                     1.69%      2.01%     1.93%     2.40%     1.97%        1.90%
Portfolio turnover rate                        8%         3%       18%        5%       27%           6%
Average commission rate**                 $ .0509   $  .0540  $  .0315  $  .0468        -      $  .0873

*The Fund was capitalized on March 17, 1999, with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.




INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout WorldWide Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout WorldWide Fund, Inc., including the statements of net assets, as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout WorldWide Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri

UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.


JB25B(8/99)                             508765